Retirement Plans and Other Retiree Benefits	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Retirement Plans and Other Retiree Benefits
Note 4	Retirement Plans and Other Retiree Benefits

(a)	Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan’s benefit formulas, which take into account the participants’ remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan’s funded status. Any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan’s funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status as of October 1, the plan’s annual measurement date, is determined based upon market conditions in effect when we completed our annual valuation. During the nine months ended September 30, 2012, we made cash contributions to the defined benefit retirement plan of $24.2 million. We anticipate that we will make additional contributions of approximately $5.9 million to the defined benefit retirement plan during the remainder of 2012. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2012 will be approximately $4.5 million.

Included in accumulated other comprehensive loss at September 30, 2012 is $169.4 million ($105.9 million, net of tax) that has not yet been recognized in net periodic pension cost, which includes the unrecognized prior service credits and unrecognized actuarial losses.

Net periodic pension benefit costs included the following components (in thousands):

	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2012
Service cost	$2,326	$2,408
Interest cost	15,044	14,296
Expected return on plan assets	(14,796)	(15,422)
Amortization of unrecognized prior service credit	(129)	(129)
Amortization of unrecognized net loss	5,146	10,493

Net periodic costs	$7,591	$11,646

Net periodic other postretirement benefit costs included the following components (in thousands):

	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2012
Service cost	$339	$266
Interest cost	3,802	3,719
Amortization of unrecognized net loss	—	515

Total costs	$4,141	$4,500

(b)	Other Retirement Plans

We maintain two defined contribution retirement plans, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for these plans of $5.4 million and $5.0 million during the nine months ended September 30, 2011 and 2012, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.

Note 5	Retirement Plans and Other Retiree Benefits

(a) Pension and Other Postretirement Benefits

We maintain a noncontributory defined benefit retirement plan covering substantially all of our employees hired prior to July 19, 2001. The cost of providing benefits to eligible participants under the defined benefit retirement plan is calculated using the plan’s benefit formulas, which take into account the participants’ remuneration, dates of hire, years of eligible service, and certain actuarial assumptions. In addition, as part of the overall medical plan, we provide postretirement medical benefits to certain current retirees who meet the criteria under the medical plan for postretirement benefit eligibility.

The defined benefit retirement plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. We expect that our future contributions to the defined benefit retirement plan will be based on the minimum funding requirements of the Internal Revenue Code and on the plan’s funded status. Any significant decline in the fair value of our defined benefit retirement plan assets or other adverse changes to the significant assumptions used to determine the plan’s funded status would negatively impact its funded status and could result in increased funding in future periods. The impact on the funded status as of October 1, the plan’s annual measurement date, is determined based upon market conditions in effect when we completed our annual valuation. During the year ended December 31, 2011, we made a cash contribution to the defined benefit retirement plan of $26.3 million. We anticipate that our contribution to the defined benefit retirement plan in 2012 will be approximately $30.1 million. We fund the postretirement medical benefits throughout the year based on benefits paid. We anticipate that our contributions to fund postretirement medical benefits in 2012 will be approximately $4.5 million.

Reconciliation of Funded Status and Accumulated Benefit Obligation. Expenses for our defined benefit retirement plan and for postretirement medical benefits that are provided under our medical plan are developed from actuarial valuations. The following summarizes the projected benefit obligations, plan assets and funded status of the defined benefit retirement plan, as well as the projected benefit obligations of the postretirement medical benefits provided under our medical plan (in thousands, except percentages):

	Year Ended December 31, 2010		Year Ended December 31, 2011
	Pension Benefits	Other Post- retirement Benefits	Pension Benefits	Other Post- retirement Benefits
Change in benefit obligation
Benefit obligation at beginning of period	$366,840	$84,849	$390,646	$96,312
Service cost	2,905	550	3,102	452
Interest cost	20,882	4,930	20,058	5,069
Employee contributions	—	430	—	418
Benefits paid	(18,791)	(4,410)	(20,219)	(3,652)
Actuarial (gain) loss	18,810	9,963	42,515	12,138

Benefit obligation at end of period	$390,646	$96,312	$436,102	$110,737

Change in plan assets
Plan assets at beginning of period	$208,300	$—	$225,766	$—
Employer contributions	7,304	3,980	26,296	3,234
Employee contributions	—	430	—	418
Actual return on plan assets	28,953	—	4,950	—
Benefits paid	(18,791)	(4,410)	(20,219)	(3,652)

Plan assets at fair value at end of period	$225,766	$—	$236,793	$—

Accrued benefit costs and funded status of the plans	$(164,880)	$(96,312)	$(199,309)	$(110,737)

Accumulated benefit obligation	$379,590		$424,957

Weighted average assumptions used to determine accumulated benefit obligation and accrued benefit costs
Discount rate	5.30%	5.38%	4.51%	4.57%
Salary rate	3.25%	—	3.25%	—

Weighted average assumptions used to determine net periodic benefit costs
Discount rate	5.88%	5.95%	5.30%	5.38%
Expected rate of return on plan assets	8.0%	—	8.0%	—
Rate of compensation increase	3.25%	—	3.25%	—

Amounts in accumulated other comprehensive loss recognized in net periodic benefit cost
Actuarial loss, net of tax	$5,852	$5,911	$4,328	$—
Prior service credits, net of tax	(2,184)	—	(109)	—

Total	$3,668	$5,911	$4,219	$—

Amounts in accumulated other comprehensive loss not yet recognized in net periodic benefit cost
Actuarial (gain) loss, net of tax	$75,030	$7,609	$100,172	$13,195
Prior service credits, net of tax	(824)	—	(714)	—

Total	$74,206	$7,609	$99,458	$13,195

Amounts in accumulated other comprehensive loss expected to be recognized in net periodic benefit cost in the subsequent year
Actuarial loss	$(6,862)	$—	$(13,990)	$(687)
Prior service credits	172	—	172	—

Total	$(6,690)	$—	$(13,818)	$(687)

Yield curves matching our benefit obligations were derived from monthly bid-price bond data including corporate bonds and excluding bonds that are callable, make-whole, sinkable and putable as well as those for which the quoted yield-to-maturity is zero. Using this bond universe, regression analysis is used to identify the best-fitting regression curve that links yield-to-maturity providing match to data for both long and short maturities. The resulting regressed coupon yield curve is smoothly continuous along its entire length and represents an unbiased average of the observed market data and takes into account all information for both a single maturity and across all maturities.

Interest rates used in these valuations are key assumptions, including discount rates used in determining the present value of future benefit payments and expected return on plan assets, which are reviewed and updated on an annual basis. The discount rates reflect market rates for high-quality corporate bonds. We consider current market conditions, including changes in interest rates, in making assumptions. In establishing the expected return on assets assumption, we review the asset allocations considering plan maturity and develop return assumptions based on different asset classes. The return assumptions are established after reviewing historical returns of broader market indexes, as well as historical performance of the investments in the plan. Our pension plan assets are managed in accordance with an investment policy adopted by the pension committee, as discussed below.

Plan Assets. The investment policy of the Plan includes target allocation percentages of approximately 38% for investments in equity securities (25% U.S. equities and 13% non-U.S. equities), 47% for investments in fixed income securities and 15% for investments in other securities. The Plan’s committee has adopted a new asset allocation for the plan assets, to be phased in over four quarters and implemented by the third quarter of 2012. There are restrictions on investment managers to prevent the concentration of investments in the securities of any one company or industry, the purchase of tax-exempt securities, direct investments in commodities and short sales and to impose other restrictions. Plan assets include investments in both U.S. and non-U.S. equity and bond funds, and liquid reserve funds. The mutual funds in which the plans assets are invested are institutionally managed mutual funds with diversified exposures into multiple asset classes implemented with over 100 investment managers. The guidelines and objectives of the funds are congruent with the Intelsat investment policy statement.

The target and actual asset allocation of our pension plan assets was as follows:

	As of December 31, 2010		As of December 31, 2011
Asset Category	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Equity securities	65%	67%	38%	62%
Debt securities	35%	33%	47%	36%
Other securities	0%	0%	15%	2%

Total	100%	100%	100%	100%

The fair values of our pension plan assets by asset category are as follows (in thousands):

	Fair Value Measurements at December 31, 2010	Fair Value Measurements at December 31, 2011
	Quoted Prices in Active Markets for Identical Assets	Quoted Prices in Active Markets for Identical Assets
Asset Category	(Level 1)	(Level 1)
Equity Securities
U.S. Large-Cap (1)	$97,217	$96,420
U.S. Small/Mid-Cap (2)	16,795	14,864
World Equity Ex-US (3)	36,339	34,577
Fixed Income Securities
Long Duration Bonds (4)	47,709	39,707
High Yield Bonds (5)	18,407	18,642
Emerging Market Fixed income (Non-US) (6)	8,968	9,708
Core Fixed Income (7)	—	15,113
Cash	—	2,963
Other Securities
Hedge Fund (8)	—	4,477
Income earned but not yet received	331	322

Total	$225,766	$236,793

(1)	US large cap equity fund invests primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500.
(2)	US small/mid cap equity fund invests primarily in a portfolio of common stocks included in the Russell 2500 Index.
(3)	World equity ex-US fund invests primarily in common stocks and other equity securities whose issuers comprise a broad range of capitalizations and are located outside of the U.S. The fund invests primarily in developed countries but may also invest in emerging markets.
(4)	Long duration bond fund seeks to duplicate the return characteristics of high quality corporate bonds with a duration range of 10-13 years. The fund’s investment strategy is designed to aid corporate pension plans with asset and liability management in order to reduce funding status volatility caused by changes in interest rates.
(5)	High yield bond fund seeks to maximize return by investing primarily in a diversified portfolio of higher yielding, lower rated fixed income securities. The fund will invest primarily in securities rated below investment grade, including corporate bonds, convertible and preferred securities and zero coupon obligations.
(6)	Emerging markets debt fund seeks to maximize return investing in fixed income securities of emerging markets issuers. The fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers.
(7)	Core fixed income fund invests in fixed-income funds which seek to provide current income consistent with the preservation of capital.
(8)	Hedge fund seeks to provide returns that are different than (less correlated with) investments in more traditional asset classes. The fund will pursue its investment objective by investing substantially all of its assets in various hedge funds.

Net periodic pension benefit costs included the following components (in thousands):

	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011

Service cost	$2,774	$2,905	$3,102
Interest cost	20,706	20,882	20,058
Expected return on plan assets	(20,573)	(19,421)	(19,729)
Amortization of unrecognized prior service cost	(172)	(172)	(172)
Amortization of unrecognized net loss	—	3,641	6,862

Total benefit	2,735	7,835	10,121
Curtailment gain	(55)	—	—

Net periodic costs after curtailment	$2,680	$7,835	$10,121

We had accrued benefit costs at December 31, 2010 and 2011 of $164.9 million and $199.3 million, respectively, related to the pension benefits, of which $0.6 million was recorded within other current liabilities for both respective periods and $164.3 million and $198.7 million was recorded in other long-term liabilities, respectively. Additionally, we had accrued benefit costs at December 31, 2010 and 2011 related to the other postretirement benefits of $96.3 million and $110.7 million, respectively, of which $4.2 million and $4.5 million was recorded in other current liabilities, respectively, and $92.1 million and $106.3 million was recorded in other long-term liabilities, respectively.

Net periodic other postretirement benefit costs included the following components (in thousands):

	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Service cost	$781	$550	$452
Interest cost	4,810	4,930	5,069

Total costs	$5,591	$5,480	$5,521

Depending upon our actual future health care claims, our actual costs may vary significantly from those projected above. As of December 31, 2010 and December 31, 2011, the assumed health care cost trend rate was 8.5% and 8.3%, respectively. This rate is assumed to decrease gradually to 4.5% by the year 2030 and to remain at that level of annual increase thereafter. Increasing the assumed health care cost trend rate by 1% each year would increase the other postretirement benefits obligation as of December 31, 2011 by $12.8 million. Decreasing this trend rate by 1% each year would reduce the other postretirement benefits obligation as of December 31, 2011 by $10.7 million. A 1% increase or decrease in the assumed health care cost trend rate would have increased or decreased the net periodic other postretirement benefits cost for 2011 by $0.5 million.

The benefits expected to be paid in each of the next five years and in the aggregate for the five years thereafter are as follows (in thousands):

	Pension Benefits	Other Post-retirement Benefits
2012	$26,928	$4,723
2013	25,121	5,171
2014	25,265	5,572
2015	26,146	6,034
2016	27,465	6,488
2017 to 2021	145,568	38,039

Total	$276,493	$66,027

(b) Other Retirement Plans

We maintain two defined contribution retirement plans, qualified under the provisions of Section 401(k) of the Internal Revenue Code, for our employees in the United States. We recognized compensation expense for these plans of $9.0 million, $5.1 million and $8.0 million for the years ended December 31, 2009, 2010 and 2011, respectively. We also maintain other defined contribution retirement plans in several non-U.S. jurisdictions, but such plans are not material to our financial position or results of operations.